POWERFLEET®

People Powered AIoT

Q4FY26 Earnings

June 2026



Important Disclaimers

The contents of this presentation are not to be construed as legal, regulatory, business, accounting or tax advice. You should consult your own attorney, business advisor, accountant and tax advisor as to legal, regulatory, business, accounting and tax advice. This presentation has been prepared exclusively for the internal confidential use of the recipient only. This presentation is confidential. Any reproduction of distribution of this presentation, in whole or in part, or the disclosure of the contents hereof, without the prior written consent of Powerfleet, Inc. ("Powerfleet"), is prohibited.

Forward Looking Statements

This presentation includes "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements involve substantial risks, known or unknown, and uncertainties that may cause actual results to differ materially from future results or outcomes expressed or implied by such forward-looking statements. Forward-looking statements generally relate to future events or Powerfleet's future financial or operating performance. The following words, when used, are intended to identify forward-looking statements: "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "might," "plan," "project," "target," "result," "should," "will," and similar expressions which do not relate solely to historical matters. Powerfleet cautions investors that any forward-looking statements in this presentation are based on management's beliefs and on assumptions made by, and information currently available to, management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance, which may be affected by known and unknown risks, trends, uncertainties and factors that are beyond Powerfleet's control. Some of the risks and uncertainties that may cause Powerfleet's actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements are more fully described in Powerfleet's filings with the Securities and Exchange Commission, including under the caption "Risk Factors" in Powerfleet's periodic reports. Moreover, Powerfleet operates in a rapidly changing environment. New risk factors emerge from time to time, and it is not possible for management to predict all such risk factors, nor can Powerfleet assess the impact of all such risk factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Powerfleet cautions you that, while forward-looking statements reflect Powerfleet's good faith beliefs when it makes them, they are not guarantees of future performance and are impacted by actual events when they occur after Powerfleet make such statements.

Powerfleet cautions you that you are not to place undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date of this presentation. Consequently, you should consider forward-looking statements only as Powerfleet's current plans, estimates and beliefs. Powerfleet does not undertake and expressly disclaims any obligation to update or revise forward-looking statements, including those set forth in this presentation, to reflect any new events, information, events or any change in conditions or circumstances unless required by law. Except as may be set forth in a definitive agreement, if any, or in any proxy solicitation materials, if any, Powerfleet makes no representations or warranties regarding the proposed transaction discussed in this presentation.

Industry / Market Data

In this presentation, Powerfleet relies on and refers to certain information and statistics regarding the markets and industries in which Powerfleet competes. Such information and statistics are based on Powerfleet's management's estimates and/or obtained from third-party sources, including industry publications, reports by market research firms and company filings, as well as from research reports prepared for other purposes. While Powerfleet believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information.

Trademarks

This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners, and Powerfleet's use thereof does not imply an affiliation with, or endorsement by, the owners of such trademarks, service marks, trade names and copyrights. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, © or ® symbols, but Powerfleet will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Important Disclaimers (Cont'd.)

No Offer or Solicitation

This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Financial Information; Non-GAAP Financial Measures; Use of Projections

Some of the financial information and data contained in this Presentation, such as EBITDA and Adjusted EBITDA, has not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). These non-GAAP measures, and other measures that are calculated using such non-GAAP measures, are an addition, and not a substitute for or superior to measures of financial performance prepared in accordance with GAAP and should not be considered in isolation or as an alternative to operating income, net income or any other performance measures derived in accordance with GAAP. "EBITDA" is defined as Net income (loss) before interest expense (net of interest income), Income tax expense (benefit), and Depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA (as defined above), excluding equity-based compensation expense, non-controlling interest, preferred stock dividend and accretion, as well as certain non-recurring items that Powerfleet does not believe directly reflect its core operations and may not be indicative of Powerfleet's recurring business operations; Adjusted EBITDA for projected periods referenced in this Presentation includes management estimates for incremental costs associated with being a publicly-traded company.

Powerfleet believes these non-GAAP measures of financial results, including on a forward-looking basis, provide useful information to management and investors regarding certain financial and business trends relating to Powerfleet's financial condition and results of operations. Powerfleet's management uses these non-GAAP measures for a variety of purposes, and for budgeting and planning purposes. Powerfleet believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Powerfleet's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management of Powerfleet does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP.

There are a number of limitations related to the use of these non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore Powerfleet's non-GAAP measures may not be directly comparable to similarly titled measures of other companies. In addition, alternative versions of these non-GAAP measures may be presented in the future in filings with the SEC related to the transactions described herein.

This presentation also contains certain financial forecasts, including projected annual revenue, gross profit and adjusted EBITDA. Neither Powerfleet's nor Fleet Complete's independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither expresses an opinion or provides any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of Powerfleet's or Fleet Complete's control. While all financial projections, estimates and targets are necessarily speculative, Powerfleet and Fleet Complete believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. Accordingly, there can be no assurance that the prospective results are indicative of future performance of the combined company after the Transaction or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

POWERFLEET®

People Powered AIoT

BUSINESS UPDATE

June 2026



FY26 BUSINESS HIGHLIGHTS

THE THREE KEY PRIORITIES WE EXECUTED ON

- Durable Revenue Growth
- Compounding AEBITDA Growth
- Driving Toward Free Cash Flow

DURABLE REVENUE GROWTH

Strong Services & Total Revenue Momentum Exiting Q4, Heading into FY27

FY26 TOTAL REVENUE	FY26 Q4 YoY TOTAL REVENUE
$444M Total Revenue in FY26, at top end of guidance	**11%** YoY organic increase in total revenue to $114.5M

FY26 SERVICES REVENUE MIX	FY26 Q4 YoY SERVICES REVENUE
81% Increased by 5% from 76% in FY25	**14%** YoY organic increase in services revenue to $92.9M

FY26 REVENUE GROWTH HIGHLIGHTS

Strong Customer Demand for Differentiated Unity Solutions On-site and Over-the-Road

ON-SITE MOMENTUM



Unity On-Site Growth

39%

Growth in Powerfleet's on-site revenue in FY26, powered by North America sales acceleration



Top 3 Global Food & Beverage & Manufacturer Brand Wins

$10M+

Contracts with two of the world's biggest brands choosing our differentiated on-site solutions

AI VIDEO ACCELERATION



Unity AI Video Bookings Growth

>50%

AI Video bookings growth in FY26, in a market growing at ~20%



Largest Win in Company History

$100-120M

Anticipated TCV, once fully implemented, powered by Unity's Safety & AI Video solutions & MTN partnership

ARR Retention



Enhanced Retention Performance

Q4

Was the strongest retention quarter in the last two years driven by Unity's differentiated solutions

COMPOUNDING AEBITDA GROWTH

Operating Leverage & Efficiency Measures Driving Compounding AEBITDA Growth

FY26 AEBITDA

44%

Increase in AEBITDA to $97M

FY26 Q4 YoY AEBITDA

42%

Increase in AEBITDA to $26.4M

FY26 AEBITDA MARGIN

21.9%

Expanding 330 basis points vs. FY25

FY26 Q4 YoY AEBITDA MARGIN

23.1%

A 5-percentage point increase YoY

DRIVING TOWARD FREE CASH FLOW

Strong Swing in FY26, Driven in H2

Free Cash Flow

Generated $4.1M of cash in H2 from a $13.7M use of cash in H1

Operating Income

Of $11M, increased by $18M from FY25

Net Leverage

Reduced to 2.47x from 3.39x in FY25 - almost a full turn of deleveraging

LOOKING AHEAD TO FY27



POWERFLEET®
People Powered AIoT

POWERFLEET: WHAT WE HAVE BUILT FOR FY27 AND BEYOND

CATEGORY LEADERSHIP OPPORTUNITY	HIGH IMPACT CHANNELS TO MARKET	UNITY CAPITALIZES ON A CONSOLIDATION TAILWIND	PROPRIETARY OPERATIONAL DATA MOAT	COMPOUNDING AEBITDA GROWTH OPPORTUNITY
The Warehouse and On-Site are a Category-Defining Wedge	Multiple High-Impact Channels to Market Create Meaningful Growth Expansion Opportunities	Unity Capitalizes on Market Convergence Towards Unified Operational Platforms	Proprietary Operational Data Creates Defensible Moat and Expanding Competitive Advantage	Gross Margin Expansion and Further Efficiency Savings Opportunity
Unique Data Delivers AI-Powered Safety & Compliance, End-to-End	Meaningful New Partnerships To Launch in High-Impact Channels to Market	Data Highway Purpose Built to Consolidate Disparate Data	Data Highway Makes Us Mission-Critical, Embedded in Customers' Workflows	Operating Leverage Compounding as Top Line Accelerates

FY27 BUSINESS PRIORITIES

THE THREE KEY PRIORITIES WE WILL EXECUTE ON

Amplified Revenue Growth

Double Down on On-Site & AI Video Differentiators
- Accelerate adoption of on-site & AI video solutions
- Opportunity to own end-to-end customer estates

Continue to Drive High Quality Pipeline
- Differentiated Unity on-site & AI video solutions, now 65% of pipeline, up from 50% entering FY26

Maximize Opportunity in 350+ Global Partners
- Build on Existing and New Partnerships

Replicate Top Tier Deals
- Replicate FY26's largest deal successes through
  - Extended direct sales capacity
  - Expanded GTM channels
  - Referenceable customer outcomes

Continued Compounding of AEBITDA Growth

Double Down on AI Driven Efficiencies
- Expand AI
- Automate optimally
- Enable teams to focus on high value customer engagement

Simplify the Organization
- Streamline Org design
- Centralize G&A and customer support functions
- Build a more scalable operating model

Rationalize Product Lines
- Consolidate hardware SKUs and partners
- Reduce complexity through the supply chain
- Curate a more streamlined product offering, improving margins and GTM effectiveness

Enhancement to the Balance Sheet

Double Down on Improving Working Capital
- Finance partner network in place for customer financing - aligning with industry best practice
- Material shift to annual & first quarter in advance customer payment terms
- Unlock cash flow from tightened DSO performance

Operating Leverage in the Model
- With higher levels conversion of EBITDA to cash as the revenue growth compounds

Virtuous Cycle
- Of deleveraging
- Of reduced cash interest costs

FY27 TOP TIER GROWTH MULTIPLIERS

POWERFLEET®

SOUTH AFRICA TREASURY DEAL EXECUTION



60,000 ASSETS OF THIS $100-120M TCV DEAL ARE NOW MOVING TO DEPLOYMENT PHASE

A MEANINGFUL NEW REVENUE CONTRIBUTION EXPECTED IN FY27

NEW ACCENTURE PARTNERSHIP



STRATEGIC SAFETY SOLUTIONS PARTNER, RECOMMENDING POWERFLEET'S END-TO-END UNITY PORTFOLIO

A SIGNIFICANT NEW ENTERPRISE GO-TO-MARKET CHANNEL

MULTI PRODUCT EXPANSION ENGINE



EXAMPLE: LARGEST COCA COLA FRANCHISE BOTTLER, ALREADY ON-ROAD & AI VIDEO CUSTOMER EXPANDS WITH POWERFLEET ON-SITE SOLUTIONS

TRUSTING POWERFLEET WITH THEIR END-TO-END ESTATE

CONTINUE PROGRESS ON OPTIMIZATION & EFFICIENCY

Targeting $12M in Annualized FY27 Efficiency Gains, Supporting Sustained AEBITDA Expansion and Growth

Double Down on AI-Driven Efficiencies

- **Expand AI**, automation, and self-service capabilities to reduce cost-to-serve and improve responsiveness
- **Partner with third-party providers** to augment support functions and automate routine interactions
- **Enable teams to focus on higher-value customer engagement** while improving operational efficiency

Simplify the Organization

- **Streamline organizational design** through optimized spans, layers, and accountability structures
- **Centralize G&A and customer-facing functions** to eliminate duplication and drive consistency
- **Build a more scalable operating model** that supports global growth and efficiency

Rationalize Product Lines

- **Consolidate hardware SKUs and strategic partners** across the portfolio
- **Reduce complexity throughout the supply chain** and lowering operating costs
- **Curate a more streamlined product offering** that improves margins and go-to-market effectiveness

Q4 FY2026 FINANCIAL RESULTS &

FY'27 GUIDANCE

POWERFLEET®
People Powered AIoT

SERVICE REVENUE GROWTH ENGINE IS CLEARLY ESTABLISHED

Total Revenue ($M)



$114.5M
+11%
$103.6M
Q4 FY25
Q4 FY26

Adjusted EBITDA ($M)



$26.4M
+42%
$18.7M
Q4 FY25
Q4 FY26

Services Revenue ($M)



$92.9M
+14%
$81.8M
Q4 FY25
Q4 FY26

Services Revenue % of Total



81%
79%
Q4 FY25
Q4 FY26

GROSS MARGIN EXPANSION DRIVES POSITIVE GAAP OPERATING INCOME

Gross Profit ($M)


$64.7M
+18%
$54.8M
Q4 FY25
Q4 FY26

Operating Income/(Loss) ($M)


$11.0M
+$18M
($7.0M)
Q4 FY25
Q4 FY26

GAAP Basic EPS ($)


($0.02)
($0.09)
Q4 FY25
Q4 FY26

Adjusted EPS — Basic ($)


$0.04
$0.02
Q4 FY25
Q4 FY26

AEBITDA EXPENSE TO REVENUE RATIOS

Presented E:Rs exclude depreciation, amortization, stock-based compensation and one time transaction, restructuring and integration costs

AEBITDA Gross Margin



67%
67%
77%
75%
29%
29%
Total
Service
Product
Q4FY'25
Q4FY26

AEBITDA Opex E:Rs



28%
21%
17%
17%
9%
7%
G&A
S&M
R&D Gross*
Q4FY25
Q4FY26

Note*:AEBITDA Expense R&D, or R&D net of R&D development capitalized, was 5% and 4% of revenue for Q4FY25 and Q4FY26 respectively

POWERFLEET®

DELEVERAGING

Continued trajectory to full turn improvement

2.47x net debt / adj. EBITDA
Down from 3.39x — roughly a full turn

$40.8M cash on hand
$239.2M net debt; $280.0M total debt

H2 FCF +$4.1M
Swung positive from −$13.7M in H1

Net Debt to AEBITDA Ratio



3.39
3.18
2.89
2.71
2.47
YE FY'25
Q1 FY'26
Q2 FY'26
Q3FY'26
Q4FY'26

LEVERED FREE CASH FLOW

Annual & intra-year levered free cash flow progression

Annual Free Cash Flow ($M)



FY'25
FY'26
($37.1M)
($9.5M)
FY'25
FY'26

FY'26 Intra-Year Free Cash Flow ($M)



1H FY'26
2H FY'26
$4.1M
($13.7M)
1H FY'26
2H FY'26

Free Cash Flow = Operating Cash Flow less capital expenditures

FISCAL 2027 GUIDANCE

$485 - 490M
Revenue
~10% YoY growth at midpoint

$122 - 125M
Adjusted EBITDA
~27% YoY growth · ~25% margin

$30 - $35M
Free Cash Flow
~26% AEBITDA to FCF conversion

FY27 PRIORITIES

- Growth Driven Through Recurring Services
- Expanding Margins
- Improved Operating Leverage
- De-Lever Balance Sheet

COMPONENTS OF LEVERED FREE CASH FLOW GUIDANCE ($'M)


123
(52)
(24)
(8)
(8)
4
(2)
33
AEBITDA
Capex
Interest
Taxes
Integration cost
Working capital
South Africa Agreement
Operating FCF

KEY TAKEAWAYS

81%
5% Increase in Services Mix as a Percentage of Total Revenue vs. FY25

+44%
Adj. EBITDA Growth
YoY to $97.0M

$19.6M
GAAP Op. Income
vs −$25.9M loss in FY25

~1 Turn
Deleveraging
3.39x → 2.47x net debt/AEBITDA

We exit FY26 with clean comparables, accelerating recurring revenue, and a landmark public-sector win - positioned for sustainable, profitable, cash-generative growth and durable long-term shareholder value.

FINAL COMMENTS; Q&A

POWERFLEET®
People Powered AIoT



POWERFLEET®

People Powered AIoT

GAAP to Non-GAAP Reconciliations

POWERFLEET, INC. AND SUBSIDIARIES

RECONCILIATION OF NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS TO ADJUSTED EBITDA

(In thousands, except for %'s)

	Three Months Ended March 31,		Year Ended March 31,	
	2025 (1)	2026	2025 (1)	2026
Net loss attributable to common stockholders	$ (12,439)	**$ (2,666)**	$ (51,012)	**$ (20,552)**
Non-controlling interest	1	**608**	18	**608**
Preferred stock dividend	—	**—**	25	**—**
Interest expense, net	5,560	**6,708**	19,404	**26,746**
Other expense, net	—	**304**	—	**129**
Income tax (benefit) expense	(304)	**4,064**	4,517	**8,688**
Depreciation and amortization	14,452	**12,589**	47,494	**60,280**
Stock-based compensation	924	**1,603**	9,362	**7,541**
Foreign currency losses	502	**80**	1,790	**3,862**
Restructuring-related expenses	6,969	**603**	10,077	**4,923**
Derivative mark-to-market adjustment	(29)	**1,279**	(504)	**(775)**
Acquisition-related expenses	428	**213**	21,300	**1,689**
Integration-related expenses	2,592	**1,042**	4,851	**3,893**
Adjusted EBITDA	$ 18,656	**$ 26,427**	$ 67,322	**$ 97,032**
Net loss margin	(12.0)%	(2.3)%	(14.1)%	(4.6)%
Adjusted EBITDA margin	18.0 %	23.1 %	18.6 %	21.9 %
Other cash items:				
Recognition of pre-October 1, 2024 contract assets (Fleet Complete)	$ 1,768	$ 1,009	$ 3,809	$ 5,035

(1) Following the closing of our acquisition of Fleet Complete, we included an EBITDA adjustment related to the recognition of pre-October 1, 2024, contract assets. This adjustment represented recoveries, through customer billings, of the contract asset recognized at acquisition for hardware delivered by Fleet Complete prior to October 1, 2024. This adjustment was intended to give investors a clearer view of underlying operating performance and cash generation. The goal was to better align adjusted EBITDA with operating cash flows.

Following a detailed review of relevant SEC guidance on disclosure of non-GAAP financial measures, we have stopped including this adjustment in our presentation of adjusted EBITDA.

For the three months and years ended March 31, 2025 and 2026, we reported adjusted EBITDA of $18.7 million, $67.3 million, $26.4 million and $97.0 million, respectively. During the same periods, we also invoiced recoveries of $1.8 million, $3.8 million, $1.0 million and $5.0 million, respectively, which are included in cash flows from operating activities in the condensed consolidated statement of cash flows.

POWERFLEET, INC. AND SUBSIDIARIES
RECONCILIATION OF NET LOSS TO ADJUSTED NET INCOME
(In thousands, except per share data)

	Three Months Ended March 31,		Year Ended March 31,	
	2025	2026	2025	2026
Net loss	$ (12,439)	$ **(2,666)**	$ (50,987)	$ **(20,552)**
Incremental intangible assets amortization expense as a result of business combinations	5,201	**5,495**	14,752	**22,816**
Stock-based compensation (non-recurring/accelerated cost)	—	**—**	4,693	**—**
Foreign currency losses	502	**80**	1,790	**3,862**
Restructuring-related expenses	6,969	**603**	10,077	**4,923**
Derivative mark-to-market adjustment	(29)	**1,279**	(504)	**(775)**
Acquisition-related expenses	428	**213**	21,300	**1,689**
Integration-related expenses	2,592	**1,042**	4,851	**3,893**
Inventory rationalization and other	—	**—**	—	**415**
Income tax effect of adjustments	(430)	**(391)**	(809)	**(4,991)**
Adjusted net income	$ 2,794	$ **5,655**	$ 5,163	$ **11,280**
Weighted-average shares outstanding	132,793	**134,153**	119,877	**133,761**
Net loss per share - basic	$ (0.09)	$ **(0.02)**	$ (0.43)	$ **(0.15)**
Adjusted net income per share - basic	$ 0.02	$ **0.04**	$ 0.04	$ **0.08**

POWERFLEET, INC. AND SUBSIDIARIES

RECONCILIATION OF GROSS PROFIT MARGINS TO ADJUSTED EBITDA GROSS PROFIT MARGINS

(In thousands, except for %'s)

	Three Months Ended March 31,		Year Ended March 31,	
	2025	2026	2025	2026
Products:				
Product revenues	$ 21,866	$ **21,546**	$ 85,584	$ **83,975**
Cost of products	18,152	**15,295**	61,961	**59,153**
Products gross profit	$ 3,714	$ **6,251**	$ 23,623	$ **24,822**
Inventory rationalization and other	$ 2,570	$ —	$ 3,310	$ —
Adjusted EBITDA products gross profit	$ 6,284	$ **6,251**	$ 26,933	$ **24,822**
Products gross profit margin	17.0 %	**29.0 %**	27.6 %	**29.6 %**
Adjusted EBITDA products gross profit margin	28.7 %	**29.0 %**	31.5 %	**29.6 %**
Services:				
Services revenues	81,772	**92,944**	276,931	**359,802**
Cost of services	30,723	**34,531**	106,017	**138,202**
Services gross profit	$ 51,049	$ **58,413**	$ 170,914	$ **221,600**
Depreciation and amortization	11,773	**11,440**	37,984	**51,982**
Adjusted EBITDA services gross profit	$ 62,822	$ **69,853**	$ 208,898	$ **273,582**
Services gross profit margin	62.4 %	**62.8 %**	61.7 %	**61.6 %**
Adjusted EBITDA services gross profit margin	76.8 %	**75.2 %**	75.4 %	**76.0 %**
Total:				
Total revenues	$ 103,638	$ **114,490**	$ 362,515	$ **443,777**
Total cost of revenues	48,875	**49,826**	167,978	**197,355**
Total gross profit	$ 54,763	$ **64,664**	$ 194,537	$ **246,422**
Inventory rationalization and other	$ 2,570	$ —	$ 3,310	$ —
Depreciation and amortization	$ 11,773	$ **11,440**	$ 37,984	$ **51,982**
Adjusted EBITDA gross profit	$ 69,106	$ **76,104**	$ 235,831	$ **298,404**
Gross profit margin	52.8 %	**56.5 %**	53.7 %	**55.5 %**
Adjusted EBITDA gross profit margin	66.7 %	**66.5 %**	65.1 %	**67.2 %**

POWERFLEET, INC. AND SUBSIDIARIES
RECONCILIATION OF SELLING, GENERAL AND ADMINISTRATIVE EXPENSES TO NON-GAAP SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
(In thousands, except for %'s)

	Three Months Ended March 31,		Year Ended March 31,	
	2025	2026	2025	2026
Total revenues	$ 103,638	**$ 114,490**	$ 362,515	**$ 443,777**
Selling, general and administrative expenses				
Selling, general and administrative expenses	56,839	**48,903**	204,361	**208,487**
Restructuring-related expenses	(4,499)	**(603)**	(6,767)	**(4,923)**
Acquisition-related expenses	(428)	**(213)**	(21,300)	**(1,689)**
Integration-related expenses	(2,592)	**(1,042)**	(4,851)	**(3,893)**
Depreciation and amortization	(2,401)	**(1,149)**	(7,979)	**(8,298)**
Stock-based compensation	(924)	**(1,603)**	(9,362)	**(7,541)**
Non-GAAP selling, general and administrative expenses	45,995	**44,293**	154,102	**182,143**
Non-GAAP sales and marketing expenses	17,345	**19,895**	52,869	**77,180**
Non-GAAP general and administrative expenses	28,750	**24,398**	101,233	**104,963**
Non-GAAP selling, general and administrative expenses	$ 46,095	**$ 44,293**	$ 154,102	**$ 182,143**
Non-GAAP sales and marketing expenses as a percentage of total revenue	16.7 %	**17.4 %**	14.6 %	**17.4 %**
Non-GAAP general and administrative expenses as a percentage of total revenue	27.7 %	**21.3 %**	27.9 %	**23.7 %**
Research and development expenses				
Research and development incurred	$ 9,082	**$ 8,156**	$ 28,881	**$ 34,771**
Research and development capitalized	(4,178)	**(3,420)**	(12,820)	**(16,412)**
Research and development expenses	$ 4,904	**$ 4,736**	$ 16,061	**$ 18,359**
Research and development incurred as a percentage of total revenues	8.8 %	**7.1 %**	8.0 %	**7.8 %**
Research and development expenses as a percentage of total revenues	4.7 %	**4.1 %**	4.4 %	**4.1 %**

POWERFLEET, INC. AND SUBSIDIARIES
RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW
(In thousands)

	Three Months Ended			
	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026
Net cash provided by operating activities	$ 4,721	$ 5,522	$ 10,208	$ 10,010
Plus: Proceeds from sale of fixed assets	16	2	39	83
Less: Capitalized software development costs	(3,724)	(7,767)	(2,608)	(4,433)
Less: Capital expenditures	(8,114)	(4,338)	(5,265)	(3,901)
Free cash flow	$ (7,101)	$ (6,581)	$ 2,374	$ 1,759

POWERFLEET, INC. AND SUBSIDIARIES

RECONCILIATION OF TOTAL DEBT TO ADJUSTED NET DEBT

(In thousands, except for ratios)

	March 31, 2025	March 31, 2026
Total debt	$ 273,792	**$ 280,024**
Less: Cash, cash equivalents, and restricted cash	(48,788)	**(40,818)**
Net debt	225,004	**239,206**
Unsettled transaction costs	3,551	**—**
Adjusted net debt	$ 228,555	**$ 239,206**
12-month trailing adjusted EBITDA	$ 67,322	**$ 97,032**
Adjusted net debt to adjusted EBITDA ratio	3.39	**2.47**